                                                                    Exhibit 99.1

     This statement on this Form 4 is filed jointly be each of the undersigned.
The principal business address of each of the reporting persons is 333 South
Grand Avenue, 28th Floor, Los Angeles, California 90071.

Name of Designated Filer: Oaktree Capital Group, LLC
Date of Event Requiring Statement: May 20, 2019
Issuer Name: Infrastructure and Energy Alternatives, Inc. [IEA]

                             OAKTREE CAPITAL GROUP, LLC

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Senior Vice President

                             OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Senior Vice President

                             OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.

                             By:       Oaktree Fund GP, LLC
                             Its:      General Partner

                             By:       Oaktree Fund GP I, L.P.
                             Its:      Managing Member

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Authorized Signatory

                             OAKTREE FUND GP, LLC

                             By:       Oaktree Fund GP I, L.P.
                             Its:      Managing Member

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Authorized Signatory

                             OAKTREE FUND GP I, L.P.

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Authorized Signatory

                             OAKTREE CAPITAL I, L.P.

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Senior Vice President

                             OCM HOLDINGS I, LLC

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Senior Vice President

                             OAKTREE HOLDINGS, LLC

                             By:       /s/ Jamie Toothman
                                       ----------------------------
                             Name:     Jamie Toothman
                             Title:    Senior Vice President